EXHIBIT 10.1

EXECUTION VERSION

SEVENTH AMENDMENT TO SECOND LIEN CREDIT AGREEMENT

          THIS SEVENTH AMENDMENT TO SECOND LIEN CREDIT AGREEMENT, dated as of December 31, 2008 (this “Amendment”), is by and among BUTLER SERVICE GROUP, INC., a New Jersey corporation (“the “Borrower”), certain financial institutions party to the Credit Agreement referred to below (the “Lenders”), and MONROE CAPITAL MANAGEMENT ADVISORS LLC, in its capacity as agent for the Lenders (“Agent”).

BACKGROUND

          A.     Borrower, the Lenders, Agent and the other Credit Parties signatory thereto, are parties to that certain Second Lien Credit Agreement dated as of August 29, 2007 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”).

          B.     The Borrower, the Agent and the Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

AGREEMENT

          NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

          SECTION 1. DEFINED TERMS. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

          SECTION 2. AMENDMENTS. Upon the Effective Date, the following provisions will be amended as set forth below:

                    (a)      Section 6.20 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                      6.20     Borrowing Availability. Commencing on the Seventh Amendment Effective Date and continuing until the Term Loan B Maturity Date, Borrower shall not allow the “Borrowing Availability” (as defined in the First Lien Credit Agreement) to be less than the minimum amounts of Borrowing Availability for the periods set forth in Section 1.9(d) of the First Lien Credit Agreement as in effect on the Seventh Amendment Effective Date for more than 5 consecutive days.

(b) Annex A to the Credit Agreement is amended as follows

(i) by amending and restating the proviso at the conclusion of clause (x) of the definition of Interest Payment Date as follows:

; provided further that this clause (x) shall not apply to the LIBOR Loan with a LIBOR Period ending March 31, 2009,

(ii) by adding the definition of “Seventh Amendment Effective Date” in appropriate alphabetical order reading as follows:

“Seventh Amendment Effective Date” shall mean December 31, 2008.

SECTION 3. AGREEMENT TO FORBEAR.

                    (a)     For purposes of this Section 3, the following terms have the meanings set forth below:

                    (i)     “Forbearance Default” means (i) the occurrence of any Default or Event of Default under the Credit Agreement or any Loan Document (other than the Specified Events of Default and as set forth in Section 3(c) of this Amendment), (ii) any representation made by Borrower under or in connection with this Amendment shall prove to be false in any material respect as of the date when made, (iii) the Borrower shall fail to comply with the terms of Sections 4(d) through (g) of this Amendment, (iv) any fraud by the Borrower or any of its Subsidiaries shall be discovered by or come to the attention of the Agent, (v) any breach of the terms of that certain Side Letter between the Credit Parties and the Agent dated as of the date hereof relating to, inter alia, the appointment of a financial consultant (the “Financial Consultant Side Letter”) or (vi) the exercise by the First Lien Agent of any rights or remedies under the First Lien Credit Agreement or any other First Lien Loan Document.

                    (ii)     “Forbearance Period” means the period beginning on the date of the occurrence of any Event of Default that may exist on the date hereof or may occur after the date hereof (in each case, other than a Forbearance Default) and prior to the Forbearance Termination Date and ending on the Forbearance Termination Date.

                    (iii)     “Forbearance Termination Date” means the earlier to occur of (i) 5:00 p.m. (New York time) on March 1, 2009, and (ii) the date upon which a Forbearance Default occurs.

                    (b)     Reference is made to the Reservation of Rights Letter delivered by the Agent to the Borrower on August 4, 2008 (the “August Reservation of Rights”), the Reservation of Rights Letter delivered by the Agent to the Borrower on September 17, 2008 (the “September Reservation of Rights”), the Reservation of Rights Letter delivered by the Agent to the Borrower on September 19, 2008 (the “Charges Payment Default Reservation of Rights”) and the Reservation of Rights Letter delivered by First Lien Agent to the Borrower on November 24, 2008 (the “First Lien Reservation of Rights”). The Known Existing Defaults (as defined in the September Reservation of Rights), Financial Statement Default (as defined in the August Reservation of Rights), Payment Default (as defined in the Charges Payment Default Reservation of Rights) and any Default or Event of Default that may exist due to the existence of or the facts underlying the issuance of the First Lien Reservation of Rights (the “First Lien Related Defaults”) are referred to herein collectively as the “Noticed Events of Default”. Reference is also made to the Events of Default (collectively with the Noticed Events of Default, the “Specified Events of Default”) which have occurred and are continuing under Article VIII of the Credit Agreement arising out of (a) the Borrower’s failure to promptly pay and discharge all Charges payable by it as required by Section 5.2(a) of the Credit Agreement, (b) the Borrower’s failure to comply with the minimum Borrowing Availability covenant set forth in Section 6.20 of the Credit Agreement for each of the August 1, 2008, August 15, 2008 and September 12, 2008 testing dates under the First Lien Credit Agreement, (c) the Borrower’s failure to deliver to

Agent the financial and other information (other than Borrower’s 10-Q for the Fiscal Quarter ended September 30, 2007) required by Section 4.1 (a) and clause (r) of Annex E of the Credit Agreement to be delivered on or prior to September 15, 2008, (d) the Borrower’s failure to deliver to Agent the financial and other information required by Section 4.1 (a) and clause (a) of Annex E of the Credit Agreement for the Fiscal Month ended on September 28, 2008 to be delivered on or prior to October 28, 2008, (e) the Borrower’s failure to deliver to Agent the financial and other information required by Section 4.1 (a) and clause (b) of Annex E of the Credit Agreement for the Fiscal Month ended on September 28, 2008 to be delivered on or prior to November 12, 2008, (f) the Borrower’s delivery of a Borrowing Base Certificate to Agent on July 22, 2008 which contained certain information which was untrue or incorrect and (g) the Borrower’s failure to comply with Section 6.1 of the Credit Agreement. Solely during the Forbearance Period, the Agent and Lenders hereby agree to forbear from exercising any of their rights and remedies against the Borrower and the Guarantors that may exist by virtue of any Event of Default under the Credit Agreement or any of the other Loan Documents solely related to the Specified Events of Default.

                    (c)     During the period commencing on the Amendment Effective Date and ending on January 14, 2009, and provided that no Forbearance Default has occurred and that the terms and conditions of this Amendment are satisfied, Agent and the Lenders agree to waive the requirements set forth in (x) clauses (a) through (c) of Annex G of the Credit Agreement solely for purposes of determining compliance with Section 6.10 of the Credit Agreement during such period and (y) Section 8.1(n) of the Credit Agreement.

                    (d)     Nothing in this Amendment shall be construed as a waiver of or acquiescence to any Event of Default, which Event of Default shall continue in existence notwithstanding the agreement of the Agent and Lenders, as set forth herein, to forbear in the exercise of rights and remedies against Borrower and the Guarantors on the terms and for the period set forth herein. Except as expressly provided herein, the execution and delivery of this Amendment shall not: (i) constitute an extension, modification, or waiver of any term or aspect of the Credit Agreement or the other Loan Documents; (ii) extend the terms of the Credit Agreement or the due date of any of the Obligations; (iii) give rise to any obligation on the part of the Agent or Lenders to extend, modify or waive any term or condition of the Credit Agreement or any of the other Loan Documents; or (iv) give rise to any defenses or counterclaims to the right of the Agent or Lenders to compel payment of the Obligations or to otherwise enforce their rights and remedies under the Credit Agreement and the other Loan Documents. Except as expressly limited herein, the Agent and Lenders hereby expressly reserve all of their rights and remedies under the Loan Documents and under applicable law with respect to the Specified Events of Default. From and after the Forbearance Termination Date, the Agent and Lenders shall be entitled to enforce the Loan Documents according to the terms of the Loan Documents.

          SECTION 4. OTHER AGREEMENTS. In connection with the foregoing amendments, the Borrower, the Lenders and the Agent hereby agree that:

                    (a)     Notwithstanding anything to the contrary in the Credit Agreement (including, without limitation, the definition of LIBOR Period), the Borrower’s existing LIBOR Loan with a nine month LIBOR Period due January 2, 2009 shall be deemed to be a LIBOR Loan with a twelve month LIBOR Period due March 31, 2009, however, upon the occurrence of any Forbearance Default, such LIBOR Loan, along with all accrued interest thereon, shall be due on March 1, 2009.

                    (b)     No principal payment will be required to be made by the Borrower pursuant to Section 1.1 (b) of the Credit Agreement on January 2, 2009. Notwithstanding the foregoing, such principal amount will remain outstanding and be added to the amount due on the Term Loan B Maturity Date.

                    (c)     The Agent and the Lenders hereby consent as of the Effective Date to the amendment to the First Lien Credit Agreement pursuant to the Fourth Amendment to Forbearance Agreement in the form attached as Exhibit A (the “Fourth Amendment to Forbearance Agreement”).

                    (d)     The Borrower covenants and agrees that it shall deliver to Agent the financial and other information (other than Borrower’s 10-Q for the Fiscal Quarter ended September 30, 2007) required by Section 4.1(a) and clause (r) of Annex E of the Credit Agreement on or prior to February 1, 2009.

                    (e)     Each Credit Party covenants and agrees that it shall deliver to Agent, in form and substance reasonably satisfactory to Agent, the items (or undertake the efforts) set forth in clauses (i) and (ii) below, on or before January 15, 2009:

                              (i)     a duly completed Security Questionnaire in the form attached hereto as Exhibit B;

                              (ii)     four (4) fully-executed copies of the Counterpart to the Intellectual Property Security Agreement listing all newly registered Trademarks owned by Holdings which are not currently subject to the Intellectual Property Security Agreement, duly executed and delivered by Holdings.

                    (f)      The Agent, Lenders and Credit Parties hereby agree that no later than January 15, 2009 the Agent, Lenders and Credit Parties shall have negotiated, in good faith, and revised the levels included within the Event of Default set forth in Section 8.1(n) of the Credit Agreement and the levels for the financial covenants set forth in clauses (a) through (c) of Annex G for the periods subsequent to September 30, 2008.

                    (g)      Each Credit Party hereby agrees that to the extent any amendment, forbearance or other modification to the First Lien Loan Documents is entered into during the Forbearance Period (other than as contemplated by the Fourth Amendment to Forbearance Agreement), such amendment, forbearance or other modification to the First Lien Loan Documents shall be in form and substance reasonably satisfactory to Agent.

          SECTION 5. REPRESENTATIONS AND WARRANTIES. To induce the Agent and the Lenders to enter into this Amendment, each Credit Party makes the following representations and warranties to the Agent and the Lenders:

          (a)     The execution, delivery and performance of this Amendment by the Borrower: (a) is within the Credit Parties’ organizational power, (b) has been duly authorized by all necessary or proper corporate and shareholder action, (c) does not contravene any provision of the any Credit Party’s charter or bylaws or equivalent organizational documents, (d) does not violate any law or regulation, or any order or decree of any court or Governmental Authority, (e) does not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Credit Party is a party or by which any Credit Party or any of its property is bound, (f) does not result in the creation or imposition of any Lien upon any of the property of any Credit Party other than those in favor of Agent pursuant to the Loan Documents, and (g) does not require the consent or approval of any Governmental Authority or any other Person.

(b) This Amendment has been duly executed and delivered by or on behalf of each Credit Party.

          (c)          This Amendment constitutes a legal, valid and binding obligation of the Credit Parties, enforceable against the Credit Parties in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(d) No Default or Event of Default has occurred and is continuing after giving effect to this Amendment except as referenced in Section 3 of this Amendment.

          (e)          No action, claim, lawsuit, demand, investigation or proceeding is now pending or, to the knowledge of any Credit Party, threatened against any Credit Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any Governmental Authority, or before any arbitrator or panel of arbitrators, (a) which challenges any Credit Party’s right, power, or competence to enter into this Amendment or perform any of its obligations under this Amendment or any other Loan Document, or the validity or enforceability of this Amendment or any other Loan Document or any action taken under this Amendment or any other Loan Document or (b) which if determined adversely, is reasonably likely to have or result in a Material Adverse Effect. To the knowledge of the Credit Parties, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.

          (f)          The representations and warranties of the Credit Parties contained in the Credit Agreement and each other Loan Document are true and correct on and as of the date hereof with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date was true as of such date.

          SECTION 6. REAFFIRMATION OF GUARANTIES AND LOAN DOCUMENTS. Each Credit Party hereby: (a) consents to and approves all of the terms of this Amendment, (b) reaffirms all of its covenants, agreements, guaranties, indebtedness, liabilities and obligations under the Loan Documents to which it is a party; (c) agrees that the Loan Documents to which it is a party shall and do remain in full force and effect; and (d) agrees that the Loan Documents to which it is a party shall and do continue to constitute the legal, valid and binding obligations of such party, enforceable against it in accordance with the terms of the Loan Documents to which it is a party and that such obligations shall not be discharged or affected by any modification, extension, renewal or amendment of the terms of the Credit Agreement or the other Loan Documents. Each Credit Party (other than the Borrower) acknowledges and agrees that although it has been informed of the matters set forth herein and has agreed to the same, the Agent and Lenders have no obligation to inform such Credit Party of such matters in the future or seek the agreement or acknowledgment of such Credit Party to future amendments or waivers of the terms of the Loan Documents, and nothing herein shall create such a duty.

          SECTION 7. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective upon the date that Borrower, Agent and the Requisite Lenders shall have executed and delivered this Amendment; provided that Sections 2 and 3 hereof shall not become effective until the date (the “Effective Date”) when the following additional conditions have also been satisfied:

                    (a)          The Fourth Amendment to the Forbearance Agreement shall have been duly executed and delivered by the parties thereto and shall have become effective in accordance with the terms thereof and Agent shall have received a complete and correct copy of such agreement.

                    (b)          The Borrower shall have made the Expense Payment to the Agent according to the terms of Section 8 hereof.

                    (c)          The Agent shall have received four (4) fully-executed copies of a Joinder Agreement to Second Lien Credit Agreement, Subsidiaries Guaranty, Subsidiaries Security Agreement, and Subsidiary Pledge Agreement, duly executed and delivered by Butler Resources, LLC, a Delaware limited liability company (“Butler Resources”), together with all instruments, documents and agreements executed pursuant thereto (including, without limitation, a UCC-1 financing statement filed in favor of Agent as secured party, listing Butler Resources, as debtor), in each case, in form and substance reasonably satisfactory to Agent.

                    (d)          The Agent shall have received four (4) fully-executed copies of the Counterpart to the Intellectual Property Security Agreement, duly executed and delivered by Butler Resources, together with all instruments, documents and agreements executed pursuant thereto, in form and substance reasonably satisfactory to Agent.

                    (e)          The Agent shall have received four (4) fully-executed copies of a Pledge Amendment to Subsidiary Pledge Agreement, duly executed and delivered by Butler Services, Inc., together with all instruments, documents and agreements executed pursuant thereto, in form and substance reasonably satisfactory to Agent.

                    (f)          The Agent shall have received four (4) fully-executed copies of the Financial Consultant Side Letter, duly executed and delivered by Agent, Borrower and the other Credit Parties.

          SECTION 8. PAYMENT OF OUTSTANDING FEES AND EXPENSES. Borrower agrees to pay to the Agent $200,000 (the “Expense Payment”), in payment of certain outstanding expenses and fees arising under the Loan Documents on or prior to the Effective Date. The amounts paid in accordance with this Section shall be nonrefundable for any reason whatsoever. The Expense Payment will not be subject to or affected by any claim or dispute the Borrower may have relating to any other matter.

          SECTION 9. COSTS AND EXPENSES. Borrower agrees to pay all reasonable costs and expenses of Agent in connection with the negotiation, preparation, printing, typing, reproduction, execution and delivery of this Amendment and all other documents furnished pursuant hereto or in connection herewith, including without limitation, the reasonable fees and out-of-pocket expenses of Winston & Strawn LLP, special counsel to Agent, as well as other attorney costs, independent public accountants and other outside experts retained by Agent in connection with the administration of this Amendment.

          SECTION 10. REFERENCES TO AND EFFECT ON THE CREDIT AGREEMENT.

                    (a)     On and after the Effective Date each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement giving effect to this Amendment.

                    (b)     The Credit Agreement and the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                    (c)     Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders or Agent under the Credit Agreement or the Loan Documents.

                    (d)     This Amendment shall constitute a Loan Document under the Credit Agreement.

          SECTION 11. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

          SECTION 12. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED, IN ALL RESPECTCS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THE BORROWER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE BORROWER, AGENT AND LENDERS PERTAINING TO THIS AMENDMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AMENDMENT; PROVIDED, THAT AGENT, LENDERS AND THE BORROWER ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY AND; PROVIDED, FURTHER THAT NOTHING IN THIS AMENDMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. THE BORROWER EXPRESSLY SUBMITS AND

CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH CREDIT PARTY HEREBY WAIVES ANY OBJECTION THAT THE BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. THE BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH CREDIT PARTY AT THE ADDRESS SET FORTH IN ANNEX I OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE BORROWER’S ACTUAL RECEIPT THEREOF OR 3 DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

          SECTION 13. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

[signature pages follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date above first written.

BUTLER SERVICE GROUP, INC.

By: /s/ Gerald P. Simone

Name: Gerald P. Simone
Title: SVP, Finance & Accounting

BUTLER INTERNATIONAL, INC.
BUTLER SERVICES INTERNATIONAL, INC.
BUTLER TELECOM, INC.
BUTLER PUBLISHING, INC.
BUTLER OF NEW JERSEY REALTY CORP.
BUTLER SERVICES, INC.
BUTLER UTILITY SERVICE, INC.
BUTLER RESOURCES, LLC

By: /s/ Gerald P. Simone

Name: Gerald P. Simone
Title: SVP, Finance & Accounting

MONROE CAPITAL MANAGEMENT
ADVISORS LLC, in its individual capacity and as Agent

By: /s/ Philip J. Isom

Name: Philip J. Isom
Title: EVP

Signature Page to Seventh Amendment

GARRISON FUNDING 2008-1 LTD.

By: /s/ Brian Chase

Name: Brian Chase
Title: CFO

MC FUNDING, LTD.
By: Monroe Capital Management, LLC,
as Collateral Manager

By: /s/ Philip J. Isom

Name: Philip J. Isom
Title: EVP

Signature Page to Seventh Amendment

EXHIBIT A

FOURTH AMENDMENT TO FORBEARANCE AGREEMENT

EXHIBIT B

SECURITY QUESTIONNAIRE